UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NEWBORN ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWBORN ACQUISITION CORP.

Room 801, Building C
SOHO Square, No. 88
Zhongshan East 2nd Road, Huangpu District
Shanghai, 200002, China

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD [●], 2021

TO THE SHAREHOLDERS OF NEWBORN ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Newborn Acquisition Corp., (the “Company,” “Newborn,” “we,” “us” or “our”), to be held at [●] on [●], 2021 at [●] a.m., Eastern Time. Due to the coronavirus (“COVID-19”) pandemic, we are encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

Webcast URL:	[●]
US Toll Free:	[●]
International Toll:	[●]
Participant Passcode:	[●]

The Extraordinary General Meeting will be held for the purposes of considering and voting upon (i) a proposal by special resolution to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three (3) months, from February 19, 2021 to May 19, 2021 (the “Extended Date”) and (ii) a proposal to amend the Company’s investment management trust agreement to make changes necessary to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments”). The Amendments are more fully described in the accompanying proxy statement.

The purpose of the Amendments is to allow the Company additional time to complete an initial business combination beyond the current February 19, 2021 deadline set forth in the Company’s prospectus for its initial public offering (“IPO”) and its amended and restated memorandum and articles of association without the payment of additional amounts into the Company’s trust account. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

On November 12, 2020, the Company announced that it had entered into a definitive agreement to acquire Nuvve Corporation (the “Nuvve Business Combination”). On December 22, 2020, the Company filed a preliminary proxy statement on Schedule 14A (the “Nuvve Business Combination Proxy Statement”) for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicable thereafter. The Company would like the ability to extend the time to complete the business combination by three months without requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing such additional funds.

Accordingly, our board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The holders of ordinary shares issued in the Company’s IPO (the “public shares”) may elect to redeem their public shares for their pro rata portion of the funds held in the trust account, less any taxes we anticipate will be owed, but have not yet been paid (calculated as of two business days prior to the Extraordinary General Meeting), if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Amendments or be a holder of record on the record date to exercise their redemption rights. The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Amendments are not approved and our insiders do not elect to extend our life as described above, we may not be able to consummate the Nuvve Business Combination or another initial business combination by February 19, 2021, and, in accordance with our amended and restated memorandum and articles of association, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate, as described in more detail in this proxy statement.

The Company’s board of directors has fixed the close of business on [●], 2021 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instructions to vote “FOR” both the Extension Amendment and the Trust Amendment.

Whether or not you plan to attend the Extraordinary General Meeting in person (or via teleconference), please submit your proxy card without delay to our transfer agent, Continental Stock Transfer & Trust Company, not later than the time appointed for the Extraordinary General Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares in person or through the virtual meeting platform if you subsequently choose to attend the Extraordinary General Meeting. If you fail to return your proxy card and do not attend the Extraordinary General Meeting in person (or via teleconference), the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. You may revoke a proxy at any time before it is voted at the Extraordinary General Meeting by executing and returning a proxy card dated later than the previous one, by attending the Extraordinary General Meeting and voting in person or through the virtual meeting platform, or by submitting a written revocation to [●], Attention: [●], Telephone: [●], that is received by our proxy solicitor before we take the vote at the Extraordinary General Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

[●], 2021

By Order of the Board of Directors

/s/ Wenhui Xiong
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2021: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/[●]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/[●].

NEWBORN ACQUISITION CORP.

Room 801, Building C
SOHO Square, No. 88
Zhongshan East 2nd Road, Huangpu District
Shanghai, 200002, China

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD [●], 2021

PROXY STATEMENT

Newborn Acquisition Corp. (the “Company,” “Newborn,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the extraordinary general meeting (the “Extraordinary General Meeting”) to be held at [●] on [●], 2021 at [●] a.m., Eastern Time. Due to the coronavirus (“COVID-19”) pandemic, we are encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

Webcast URL:	[●]
US Toll Free:	[●]
International Toll:	[●]
Participant Passcode:	[●]

The Extraordinary General Meeting will be held for the purposes of considering and voting upon (i) a proposal by special resolution to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three (3) months, from February 19, 2021 to May 19, 2021 (the “Extended Date”) and (ii) a proposal to amend the Company’s investment management trust agreement to make changes necessary to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments”). The Amendments are more fully described in the accompanying proxy statement.

The purpose of the Amendments is to allow the Company additional time to complete an initial business combination beyond the current February 19, 2021 deadline set forth in the Company’s prospectus for its initial public offering (“IPO”) and its amended and restated memorandum and articles of association without the payment of additional amounts into the Company’s trust account. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that would not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

On November 12, 2020, the Company announced that it had entered into a definitive agreement to acquire Nuvve Corporation (the “Nuvve Business Combination”). On December 22, 2020, the Company filed a preliminary proxy statement on Schedule 14A (the “Nuvve Business Combination Proxy Statement”) for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicable thereafter. The Company would like the ability to extend the time to complete the business combination for three months without requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing additional funds into the trust account.

Accordingly, our board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The holders of ordinary shares issued in the Company’s IPO (the “public shares”) may elect to redeem their public shares for their pro rata portion of the funds held in the trust account, less any taxes we anticipate will be owed, but have not yet been paid (calculated as of two business days prior to the Extraordinary General Meeting), if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Amendments or be a holder of record on the record date to exercise their redemption rights.

Approval of the Amendments is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Amendments, after taking into account the Redemptions.

Even if the amendments are approved, the Company may, in its sole discretion, elect not to implement the amendments and extend the Company’s life by depositing additional funds into the trust account as set forth herein.

If the Amendments are approved and effectuated, the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. If the Amendments are approved and effectuated, the Company’s warrants and rights will remain outstanding in accordance with their existing terms.

If the Amendments are not approved and our insiders do not elect to extend our life as described above, we may not be able to consummate the Nuvve Business Combination or another initial business combination by February 19, 2021, and, in accordance with our amended and restated memorandum and articles of association, in such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate, as described in more detail in this proxy statement.

The holders of our ordinary shares issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 1,437,500 insider shares as well as the shares (“private shares”) included in the 272,500 units (“private placement units”) purchased by them simultaneously with the IPO. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up.

Although Newborn has received from many of the vendors, service providers (other than its independent accountants) and prospective target businesses with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of Newborn’s public shareholders, they may still seek recourse against the trust account. Additionally, a court may not uphold the validity of such agreements. If the Amendments are not approved, our insiders do not elect to extend our life as described above and the Company liquidates, Wenhui Xiong, a member of our Board of Directors, has agreed that he will be liable to ensure that the proceeds in Newborn’s trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, Newborn cannot assure you that he will be able to meet such obligation. Accordingly, although the per share liquidation price for the public shares is currently anticipated to be approximately $[●], plus interest, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than such amount, due to unforeseen claims of creditors.

Under Cayman Islands Law, our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares. If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable for a fine of $18,292.68 and imprisonment for five years in the Cayman Islands.

If the Amendments are approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any redeemed public shares, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Amendments are approved and the Extension is implemented.

The record date for the extraordinary general meeting is [●], 2021. Record holders of the Company’s ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting. On the record date, there were [●] outstanding ordinary shares of the Company, including [●] outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the extraordinary general meeting and the proposal. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2021 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on (i) a proposal by special resolution to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination to the Extended Date and (ii) a proposal to amend the Company’s investment management trust agreement to make changes necessary to reflect the Extension.

Approval of the Amendments is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares, if any, the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Amendments, after taking into account the Redemptions.

Even if the amendments are approved, the Company may, in its sole discretion, elect not to implement the amendments and extend the Company’s life by depositing additional funds into the trust account as set forth herein.

If the Amendments are approved and the Extension is implemented, the removal of the Withdrawal Amount, if any, from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Amendments are approved and we must remove the Withdrawal Amount. The amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Amendments are not approved and our insiders do not elect to extend our life as described above, we may not be able to consummate the Nuvve Business Combination or another initial business combination by February 19, 2021. In such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate.

The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, NeoGenesis Holding Co., Ltd., the Company’s sponsor (the “Sponsor”) has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Amendments?

A. The Company was formed on April 12, 2019 as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses. In February 2020, the Company consummated its IPO from which it derived gross proceeds of $57,500,000 (which included the full exercise of the underwriter’s over-allotment option). Like most blank check companies, our amended and restated memorandum and articles of association provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 19, 2021). Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

On November 12, 2020, the Company announced that it had entered into a definitive agreement for the Nuvve Business Combination. Most recently, on December 22, 2020, we filed the Nuvve Business Combination Proxy Statement for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicably thereafter. The Company would like the ability to extend the time to complete the business combination by three months without requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing additional funds into the trust account.

The board of directors believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date without requiring an additional deposit from the Company’s insiders. Accordingly, the Company’s board of directors is proposing the Amendments to extend the Company’s corporate existence until the Extended Date.

YOU ARE NOT BEING ASKED TO VOTE ON THE NUVVE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE NUVVE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q. Why should I vote for the Amendments?

A. The Company’s board of directors believes that shareholders will benefit from the Company consummating an initial business combination and is proposing the Amendments to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Redemptions. The Extension would give the Company additional time to complete a business combination by three months without requiring its insiders or designees depositing additional funds into the trust account, avoiding the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination.

Given the Company’s expenditure of time, effort, and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a proposed business combination, inasmuch as the Company is also affording shareholders who wish to redeem their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Amendments.

The holders of the insider shares and private shares are not entitled to redeem such shares in connection with the Amendments. On the record date, the 1,437,500 insider shares and 272,500 private shares represented approximately [●]% of the Company’s issued and outstanding ordinary shares.

[Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date.] However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Amendments and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Amendments and will not be redeemed.

Q. What vote is required to adopt the Extension Amendment and the Trust Amendment?	A. Approval of the Extension Amendment will require a Special Resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at the Extraordinary General Meeting.

Approval of the Trust Amendment will require the affirmative vote of holders of at least 50% of the ordinary shares sold in the Company’s IPO.

Q. What if I don’t want to vote for the Amendments?	A. If you do not want the Extension Amendment to be approved, you must vote against the proposals, as for the purposes of approval under Cayman Islands Law, an abstention or a broker non-vote on the Extension Amendment will have no effect on such proposal. For the purposes of the Trust Amendment, an abstention or a broker non-vote by a public shareholder is the same as a vote against such proposal. If the Amendments are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders, if any.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, as of the date of this proxy statement, the Company does not anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future. If the Company does not consummate a business combination by May 19, 2021, it may elect to extend its life by an additional three months by depositing funds into the trust account as described in this proxy statement.

Q. What happens if the Amendments are not approved?

A. If the Amendments are not approved and our insiders do not elect to extend our life as described above, we may not be able to consummate the Nuvve Business Combination or another initial business combination by February 19, 2021. In such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate.

The holders of the insider shares and private shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. If the Amendments are approved, what happens next?

A. If the Amendments are approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, warrants and rights will remain publicly traded until the Extended Date.

If the Amendments are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this shareholder vote to approve the Amendments, you will be able to vote on any subsequently proposed business combination when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the amended and restated memorandum and articles.

Q. How do I change my vote?	A. You may change your vote at any time before your proxy is voted at the Extraordinary General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Extraordinary General Meeting and casting your vote in person or through the virtual meeting platform or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Extraordinary General Meeting. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to our proxy solicitor, [●], at [●].

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. Approval of the Extension Amendment will require a Special Resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote the Extraordinary General Meeting, and the Trust Amendment must be approved by the affirmative vote of holders of at least 50% of the ordinary shares sold in the Company’s IPO.

With respect to the Extension Amendment, under Cayman Islands law, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment. For the purposes of the Trust Amendment, an abstention or a broker non-vote by a public shareholder is the same as a vote against such proposal. If your shares are held by your broker as your nominee (that is, in “street name”), your broker cannot vote your ordinary with respect to non-discretionary matters unless you provide instructions on how to vote your shares in accordance with the procedures communicated to you by your broker. Newborn believes that the Amendments are non-discretionary and, therefore, your broker cannot vote your ordinary shares without your voting instructions. If you do not provide instructions with your proxy, your broker may submit a proxy card expressly indicating that it is NOT voting your ordinary shares; this indication that a broker is not voting your ordinary shares is referred to as a “broker non-vote.” Under Cayman Islands law, broker non-votes will be considered present for the purposes of establishing a quorum but will have no effect on the Amendments. Because your broker or other nominee can vote your ordinary shares only if you provide voting instructions, it is important that you instruct your broker how to vote.

Q. What is a quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of capital stock issued and outstanding as of the record date and entitled to vote at the Extraordinary General Meeting are present in person (or via teleconference) or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. Who can vote at the Extraordinary General Meeting?

A. Only holders of record of the Company’s ordinary shares at the close of business on [●], 2021 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the record date, there were [●] outstanding ordinary shares of the Company, including [●] outstanding public shares.

Shareholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment and the Trust Amendment?	A. Yes. After careful consideration of the terms and conditions of the proposal, the board of directors of the Company has determined that both the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders. The board of directors recommends that the Company’s shareholders vote “FOR” both the Extension Amendment and the Trust Amendment.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment and the Trust Amendment?	A. The Company’s directors, officers and their affiliates have interests in the Amendments that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private shares and warrants that will become worthless if the Company’s life is not extended, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the Amendments? Do I have statutory dissenter rights?	A. No. Dissenter rights are not available to holders of the Company’s ordinary shares under Cayman Islands law or under the Company’s governing documents in connection with the Amendments.

Q. What happens to the Company’s warrants if the Amendments are not approved?	A. If the Amendments are not approved by February 19, 2021, unless the Company’s insiders deposit additional funds into our trust account as described above or the Nuvve Business Combination is consummated, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Amendments are approved?	A. If the Amendments are approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants and rights will remain outstanding in accordance with their terms during any extension period. The warrants will still become exercisable commencing on the consummation of any business combination.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Amendments will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I redeem my Company ordinary shares?	If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than [●] p.m., eastern time on [●], 2021 (two business days before the Extraordinary General Meeting), that Newborn redeem your shares for cash, and (ii) submit your request in writing to Newborn’s transfer agent, at the address listed at the end of this section and deliver your shares to Newborn’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system) at least two business days prior to the vote at the Extraordinary General Meeting.

Any corrected or changed written demand of redemption rights must be received by Newborn’s transfer agent two business days prior to the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two business days prior to the vote at the Extraordinary General Meeting.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Amendments and whether or not they are holders of ordinary shares as of the record date. Any public shareholder who holds Company ordinary shares on or before [●], 2021 (two business days before the Extraordinary General Meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. Nuvve will reimburse the Company for the reasonable fees and expenses incurred in connection with the preparation of this proxy statement and the cost of soliciting proxies, up to a maximum aggregate amount of $20,000. After such amount is reached, the Company will pay for the remaining cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions about the Amendments or if you need additional copies of the proxy statement or the enclosed proxy card you should contact Newborn’s proxy solicitor at:

[●]
[●]
[●]
Toll Free Telephone: [●]
Main Telephone: [●]
E-mail: [●]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Newborn is a Cayman Islands exempted company incorporated on April 12, 2019 as a blank check company, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

On February 19, 2020, Newborn consummated the IPO of 5,750,000 units, which included the full exercise of the over-allotment option of 750,000 units. Each unit consisted of one ordinary share, one warrant entitling its holder to purchase one-half of one ordinary share at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of one ordinary share upon the consummation of an initial business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $57,500,000.

Prior to our IPO, we issued an aggregate of 1,437,500 insider shares for an aggregate purchase price of $25,000.

Simultaneously with the closing of the IPO, Newborn consummated the sale of 272,500 private units at a price of $10.00 per unit in a private placement to the Sponsor, generating total proceeds of $2,725,000. The private units were identical to the units sold in the IPO, except that the warrants included in the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees.

A total of $57,500,000 of the net proceeds from the sale of units in the IPO (including the over-allotment option units) and the private placement on February 19, 2020 were placed in a trust account established for the benefit of Newborn’s public shareholders at JPMorgan Chase maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The prospectus for our IPO and our amended and restated memorandum and articles of association provide that we have until February 19, 2021 to consummate an initial business combination. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that would not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

On November 12, 2020, the Company announced that it had entered into a definitive agreement for the Nuvve Business Combination. Most recently, on December 22, 2020, we filed the Nuvve Business Combination Proxy Statement for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicably thereafter. The Company would like the ability to extend the time to complete the business combination without by three months requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing additional funds into the trust account.

The Company’s principal executive office is located at Room 801, Building C, SOHO Square, No, 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, China.

THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination to the Extended Date, without the payment of additional amounts into the trust account, as described above. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the amended and restated memorandum and articles of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, less any taxes we anticipate will be owed, but have not yet been paid, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemptions.

The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment

The Company’s IPO prospectus and amended and restated memorandum and articles of association provide that the Company has until February 19, 2021 to complete a business combination without the payment of additional amounts into the Company’s trust account. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that would not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. The Company would like the ability to extend the time to complete the business combination without requiring its insiders or designees depositing additional funds into the trust account.

On November 12, 2020, the Company announced that it had entered into a definitive agreement for the Nuvve Business Combination. Most recently, on December 22, 2020, we filed the Nuvve Business Combination Proxy Statement for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicably thereafter. The Company would like the ability to extend the time to complete the business combination by three months without requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing additional funds into the trust account.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider the Nuvve Business Combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond February 19, 2021 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s amended and restated memorandum and articles of association to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved and the Company’s insiders do not deposit additional funds into our trust account as described above, we may not be able to consummate the Nuvve Business Combination or another initial business combination by February 19, 2021. In such event we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate.

The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment Is Approved

If the Extension Amendment and the Trust Amendment are approved, the amendment to the amended and restated memorandum and articles of association in the form of Annex A hereto will be approved to extend the time Newborn has to complete a business combination until the Extended Date without the deposit of additional funds into the trust account. The Company will then continue to attempt to consummate a business combination until the Extended Date or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, warrants and rights will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR IF THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

If the Extension Amendment is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment (after taking into account the redemption of public shares).

Redemption Rights

If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the Extraordinary General Meeting. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Redemption. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares, and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the amended and restated memorandum and articles of association promptly following the Extraordinary General Meeting, as described elsewhere herein. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the Extraordinary General Meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $[●] per share (which is expected to be the same approximate amount as of two business days prior to the Extraordinary General Meeting). The closing price of the Company’s ordinary shares on the record date was $[●].

If you exercise your redemption rights, you will be exchanging your ordinary shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, and the Company’s life is not extended pursuant to the terms of the current amended and restated memorandum and articles of association, the shares will be redeemed in accordance with the amended and restated memorandum and articles of association.

THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of February 13, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“CST”) to change the date by which CST must commence liquidating our trust account to the Extended Date, without requiring the payment of additional amounts into the trust account, and make other conforming amendments. Approval of the Trust Amendment is a condition to the implementation of the Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B.

All holders of the Company’s public shares, whether they vote for or against the Trust Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, less any taxes we anticipate will be owed, but have not yet been paid, provided that the Extension is implemented, as described above. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Trust Amendment, after taking into account the Redemptions.

The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $[●]. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Trust Amendment

The Company’s IPO prospectus and amended and restated memorandum and articles of association provide that the Company has until February 19, 2021 to complete a business combination without the payment of additional amounts into the Company’s trust account. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. The Company would like the ability to extend the time to complete the business combination without requiring its insiders or designees depositing additional funds into the trust account.

On November 12, 2020, the Company announced that it had entered into a definitive agreement for the Nuvve Business Combination. Most recently, on December 22, 2020, we filed the Nuvve Business Combination Proxy Statement for the purpose of soliciting shareholder approval of the Nuvve Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Nuvve Business Combination as soon as reasonably practicably thereafter. The Company would like the ability to extend the time to complete the business combination by three months without requiring its insiders or designees depositing additional funds into the trust account to avoid the risk that such persons are unable or unwilling to make such deposits to extend the time available to complete a business combination, as well as to provide shareholders with the opportunity to redeem their ordinary shares as described herein, which they would not be able to do if the Company extended its life by depositing additional funds into the trust account.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider the Nuvve Business Combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond February 19, 2021 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s amended and restated memorandum and articles of association to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Trust Amendment Is Not Approved

If the Trust Amendment is not approved and the Company’s insiders do not deposit additional funds into our trust account as described above, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate.

The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Trust Amendment Is Approved

If the Extension Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Date (or by August 19, 2021, if the Company’s insiders deposit additional funds into the trust account as described above). The Company will then continue to attempt to consummate a business combination until the Extended Date or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension.

The Extraordinary General Meeting

Date, Time and Place.  The Extraordinary General Meeting of the Company’s shareholders will be held at [●] on [●], 2021 at [●] a.m., Eastern Time. Due to the coronavirus (“COVID-19”) pandemic, we are encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

Webcast URL:	[●]
US Toll Free:	[●]
International Toll:	[●]
Participant Passcode:	[●]

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned ordinary shares of the Company at the close of business on [●], 2021, the record date for the Extraordinary General Meeting. At the close of business on the record date, there were [●] outstanding ordinary shares of the Company, each of which entitles its holder to cast one vote on each of the Extension Amendment and the Trust Amendment. Company warrants do not carry voting rights.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposal being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. [●] is assisting the Company in the proxy solicitation process for the Extraordinary General Meeting. The Company will pay that firm approximately $[●] in fees plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Approval of the Extension Amendment will require a Special Resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote the Extraordinary General Meeting and the affirmative vote of at least 50% of the ordinary shares sold in the Company’s IPO is required to approve the Trust Amendment. Under Cayman Islands law, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and accordingly will have no effect on the Extension Amendment. For the purposes of the Trust Amendment, an abstention or a broker non-vote by a public shareholder is the same as a vote against such proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Amendments. On the record date, the initial shareholders beneficially owned and were entitled to vote [●] insider shares and [●] private shares, representing approximately [●]% of the Company’s issued and outstanding ordinary shares.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Amendments.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Amendments are not approved and we do not consummate a business combination by February 19, 2021, our insiders would be required to deposit additional funds into our trust account to continue our life, or allow us to liquidate. Pursuant to the Company’s amended and restated memorandum and articles of association as currently in effect, the Company may, but is not obligated to, extend the period of time to consummate a business combination two times by an additional three months each time, provided that the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 ($0.10 per share), on or prior to the date of the applicable deadline. The insiders would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

●	If the Amendments are not approved and we do not consummate a business combination by February 19, 2021, our insiders would be required to deposit additional funds into our trust account to continue our life, or allow us to liquidate. If we liquidated prior to completion of a business combination, 1,437,500 ordinary held by our initial shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the initial shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $[●] based on the closing price of the ordinary shares of $[●] on Nasdaq as of the record date.

●	If the Amendments are not approved, we do not consummate a business combination by February 19, 2021, and the time to complete a business combination is not extended as described above, 272,500 private units purchased by the Sponsor for a total purchase price of $2,725,000 will be worthless, because the Sponsor has agreed to waive its rights to any liquidation distributions. Such private units had an aggregate market value of approximately $[●] based on the closing price of the Company’s public units of $[●] on Nasdaq as of the record date.

●	If the Amendments are not approved, we do not consummate a business combination by February 19, 2021 and the time to complete a business combination is not extended as described above, Wenhui Xiong, a member of our Board of Directors, will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Newborn for services rendered or contracted for or products sold to Newborn.

●	If the Amendments are not approved, we do not consummate a business combination by February 19, 2021 and the time to complete a business combination is not extended as described above, the Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

●	The Sponsor and Newborn’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Newborn’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Amendments are not approved, we do not consummate a business combination by February 19, 2021 and the time to complete a business combination is not extended as described above, they will not have any claim against the trust account for reimbursement.

Additionally, if the Amendments are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

As of [●], 2021, the record date, there was a total of [●] ordinary shares outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants may not be exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Wenhui Xiong(2)	1,645,312	22.1%
Jianjun Nie	14,375	*
Jianzhong Lu	--	--
H. David Sherman	43,125	*
Li Wan	7,188	*
All directors and executive officers as a group (5 individuals) and the sponsor as a group	1,710,000	22.9%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Newborn Acquisition Corp., Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China.
(2)	Wenhui Xiong owns and controls NeoGenesis Holding Co., Ltd.

All of the insider shares issued and outstanding prior to the IPO were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the shares, the earlier of six months after the date of the consummation of an initial business combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the initial business combination and (2) with respect to the remaining 50% of the insider shares, six months after the date of the consummation of an initial business combination, or earlier, in either case, if, subsequent to an initial business combination, Newborn consummates a liquidation, merger, share exchange or other similar transaction which results in all of Newborn’s shareholders having the right to exchange their shares for cash, securities or other property. If the Nuvve Business Combination is consummated, the Company’s initial shareholders will enter into new lock-up agreements, pursuant to which certain ordinary shares and warrants held by the initial shareholders will be locked up for six months after the closing of the Nuvve Business Combination, with respect to 50% of such shares of the Company’s ordinary shares and warrants, and for one year, with respect to the remaining 50% of such shares of the Company’s ordinary shares and warrants (subject to certain exceptions contained therein).

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China, Attn: Wenhui Xiong.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Amendments by contacting the Company’s proxy solicitor at the following:

[●]

[●]

Toll Free Telephone: [●]

Main Telephone: [●]

E-mail: [●]

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than [●], 2021.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NEWBORN ACQUISITION CORP.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 and Article 48.8 in its entirety and the insertion of the following language in its place:

“48.7	In the event that the Company does not consummate a Business Combination by 15 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in the case of (b) and (c) above to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

48.8	In the event that any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to:

(a)	provide for the redemption of the Public Shares in connection with a Business Combination; or

(b)	redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination within 15 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares (an “Amendment Redemption”). The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

Annex A-1

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of __________, 2021, to the Investment Management Trust Agreement (as defined below) is made by and between Newborn Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of February 13, 2020 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on ____________, 2021, the Company’s shareholders approved (i) a proposal by special resolution to amend the Company’s amended and restated memorandum and articles of association (the “A&R Memorandum and Articles”) to extend the date that the Company has to consummate a business combination to May 19, 2021 (the “Extension”) and (ii) a proposal to amend the Trust Agreement to make changes necessary to reflect the Extension; and

NOW THEREFORE, IT IS AGREED:

1. The third WHEREAS clause is hereby amended and restated in its entirety to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 15 month period following the closing of the IPO, the Company’s insiders may extend such period by an additional three-months by depositing $500,000 (or $575,000 if the Underwriters’ over-allotment option is exercised in full) into the Trust Account (as defined below) no later than the 15 month anniversary of the IPO (an “Applicable Deadline”), for such three-month extension (each, an “Extension”), in exchange for which they will receive promissory notes; and

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 18 months from the closing of the IPO but has not completed the Business Combination within such 18-month period, the 18-month anniversary of the Closing (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

NEWBORN ACQUISITION CORP.

By:
Name:	Wenhui Xiong
Title:	Chief Executive Officer

Annex B-2

PRELIMINARY PROXY

NEWBORN ACQUISITION CORP.

Room 801, Building C
SOHO Square, No. 88
Zhongshan East 2nd Road, Huangpu District
Shanghai, 200002, China

EXTRAORDINARY GENERAL MEETING

[●], 2021

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

NEWBORN ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
[●], 2021

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2021, in connection with the extraordinary general meeting to be held at [●] on [●], 2021 at [●] a.m., Eastern Time. Due to the coronavirus (“COVID-19”) pandemic, we are encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

Webcast URL:	[●]
US Toll Free:	[●]
International Toll:	[●]
Participant Passcode:	[●]

The undersigned hereby appoints Wenhui Xiong, the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of Newborn Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting to be held on [●], 2021: This notice of meeting and the accompany proxy statement are available at [●]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN
Proposal 1 — Extension of Corporate Life	☐	☐	☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination to May 19, 2021 (the “Extension”).
Proposal 2 — Trust Amendment
Amend the Company’s Investment Management Trust Agreement to make changes necessary to reflect the Extension.

Dated: _______________________ ,2021

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.